October 24, 2006

MEMORANDUM

TO:	Division of Corporation Finance Securities and Exchange Commission

FROM:	KBR, Inc.

RE:	KBR, Inc. Registration Statement on Form S-1 (File No. 333-133302) Response to SEC Staff Comments dated October 20, 2006

We are responding to comments received from the staff of the Division of Corporation Finance of the Securities and Exchange Commission by letter dated October 20, 2006 regarding our filing referenced above. Where applicable, our responses indicate the additions or revisions we included in the third pre-effective amendment to our Form S-1 registration statement (File No. 333-133302) (the “Registration Statement”) as filed with the SEC on the date hereof (“Amendment No. 3”), four courtesy copies of which are being provided. For your convenience, our responses are prefaced by the staff’s corresponding comment in italicized text.

As previously discussed with the staff, under the schedule for our offering we intend to file the fourth pre-effective amendment to the Registration Statement on Friday, October 27th. This amendment will include financial statements and related disclosure for the nine months ended September 30, 2006 as well as the estimated offering price range. We then intend to print the preliminary prospectuses over the weekend and launch the road show for the offering on Monday, October 30th. We respectfully request that the staff review Amendment No. 3 and our responses to its comments at its earliest convenience. Please advise us as of any further comments as soon as possible.

General

1.	Please note that we are awaiting responses to comments 51, 67 and 68 from our letter dated May 12, 2006.

RESPONSE: Comment #51 of the staff’s letter dated May 12, 2006 (the “May Letter”) is as follows (in italics):

“It appears that you intend to elect or appoint new directors prior to the completion of your offering. In this regard, we note your disclosure in the section entitled “Board Structure and Composition of Directors” on page 90. Once these persons have been chosen or nominated to become directors, please provide the information required by Item 401(a) of Regulation S-K, as well as the consents required by Rule 438 of Regulation C.”

In further response to Comment #51 of the May Letter, Mr. William P. Utt was appointed to our board of directors subsequent to the initial filing of the Registration Statement. The disclosure required by Item 401(a) of Regulation S-K with respect to Mr. Utt is included in the Registration Statement. We expect our board of directors will consist of seven members at the time the Registration Statement is declared effective. We expect to name two director nominees who will be the sixth and seventh members of our board of directors and our initial independent directors in the subsequent pre-effective amendment to our Registration Statement from which we will print the preliminary prospectus for the offering. When we name such director nominees, we will disclose the information required by Item 401(a) of Regulation S-K regarding such nominees and will file consents executed by such nominees in accordance with Rule 438 of Regulation C.

Comment #67 of the May Letter is as follows (in italics):

“We note the disclosure in the sixth paragraph regarding the lock-up agreements. Please disclose the percentage of each of the outstanding and the issuable shares of common stock that will be subject to lock-up agreements. In addition, please discuss whether the representatives have any current intentions to release shares from the lock-up agreements. Finally, please briefly discuss the exceptions you reference in the first sentence.”

We have named the representatives of the underwriters in Amendment No. 3. Accordingly and in further response to Comment #67 of the May Letter, we have revised the disclosure on page 148 of Amendment No. 3 to read as follows:

“We, Halliburton and each of KBR’s executive officers and directors have agreed not to sell shares of our common stock or take other related actions, without the prior written consent of Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and UBS Securities LLC, for a period of 180 days after the date of this prospectus, subject to the following exceptions: (i) Halliburton will be permitted to distribute our common stock that it owns to its stockholders after 120 days after the date of this prospectus, (ii) we will be permitted to grant securities and security-based awards under the 2006 KBR, Inc. Stock and Incentive Plan after the closing of this offering to our nonemployee directors as described under “Management—Board Structure and Compensation of Directors” and to our employees as set forth in the table under “Management—KBR, Inc. 2006 Stock and Incentive Plan,” and (iii) we will be permitted to grant securities and security-based awards in connection with the anticipated conversion of Halliburton equity awards held by our employees that have been granted under Halliburton’s 1993 Stock and Incentive Plan into equity awards relating to our common stock as described under “Management—Anticipated Conversion of Halliburton Equity-Based Awards into KBR Equity-Based Awards.” Please read “Underwriting.” These “lock-up” agreements will cover all of the outstanding shares of our common stock upon completion of the offering, other than the shares sold in the offering. Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and UBS Securities LLC have no current intent or arrangement to release any shares subject to these “lock-up” agreements. The release of any “lock-up” will be considered on a case-by-case basis. In considering whether to release any shares, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and UBS Securities LLC would consider, among other factors, the particular circumstances surrounding the request, including the length of time before the “lock-up” expires, the number of shares requested to be released, the reasons for the request, the possible impact on the market for our common stock, the trading price and historical trading volumes of our common stock and whether the holder of our shares requesting the release is an officer, director or other affiliate of our company or Halliburton or is KBR or Halliburton.”

Comment #68 of the May Letter is as follows (in italics):

“We note the disclosure in the fourth full paragraph on page 130. This disclosure is extremely vague. You must identify each underwriter having a material relationship with the company and state the particular nature of the relationship. Please revise to be more specific.”

We have named the representatives of the underwriters in Amendment No. 3. Accordingly and in further response to Comment #66 of the May Letter, we have added the following disclosure on page 155 of Amendment No. 3:

“Affiliates of Credit Suisse Securities (USA) LLC and UBS Securities LLC are lenders, and Goldman, Sachs & Co. was previously a lender, under our $850 million revolving credit facility.”

Risk Factors, page 10

Our G&A segment is directly affected by spending . . . , page 10

2.	We note the disclosure in the second to last sentence of the first bullet that your LogCap III sole-supplier contract is being terminated. Please discuss the process by which your contract is being terminated and the impact of losing this contract on your company and business, including quantification of lost revenue.

RESPONSE: There is no consistent process by which LogCAP contracts transition from one to another. Our LogCAP III contract was competitively bid and awarded to KBR by the Department of Defense (“DoD”) in December 2001 with a period of performance of one base-year with nine one-year renewal options. Since the date of award, the DoD has exercised the renewal option six times, which has extended the contract through the end of 2007. Both the LogCAP I and LogCAP II contracts were rebid by the DoD four to five years into those contracts. Further, as the awardee of the LogCAP I contract, we worked with our customer in Bosnia. Even though the DoD rebid the LogCAP I contract and awarded LogCAP II to a competitor, we continued to work in Bosnia under the LogCAP I contract due to the inefficiencies of replacing existing vendors in theater, and our work in Bosnia continues today.

In July 2006, the DoD announced it would rebid the LogCAP III contract, transitioning to a new multiple service provider LogCAP IV contract. KBR submitted the final portion of its bid for LogCAP IV in October 2006, and we understand the work will be awarded during the fourth quarter of 2006. We believe that we are well positioned to be one of the contractors selected for the LogCAP IV contract.

In addition, we have recently (well after the announcement to transition to LogCAP IV) been awarded a task order for approximately $3.5 billion for our continued services in Iraq through September 2007 under the LogCAP III contract. We do not anticipate that the DoD will terminate any of the existing task orders that we are currently performing under LogCAP III. The backlog associated with our LogCAP III contract was $815 million as of June 30, 2006 and $4.1 billion at September 30, 2006.

We believe that we have adequately addressed the risk of our loss of the LogCAP III contract since the risk factor discusses the amount of revenue received from this contract for all periods disclosed, and we have indicated that the LogCAP III contract will be ending. We do not believe we should include any additional discussion regarding the LogCAP IV contract in “Risk Factors” as that would be mitigating the risk factor. We have revised our disclosure on pages 57 and 97 of Amendment No. 3 to include a discussion of our backlog and the awarding of the new LogCAP III task order as follows:

“As of June 30, 2006, our backlog under the LogCAP III contract was $815 million. Subsequent to June 30, 2006, we have been awarded a task order for approximately $3.5 billion for our continued services in Iraq through September 2007 under the LogCAP III contract.”

We failed to follow existing internal control policies and procedures . . . , page 15

3.	We note that you have restated certain of your financial statements. We also note that you discuss part of the restatement in this risk factor. Please add a risk factor that discusses the full restatement, including the reason(s) for the restatement, and its impact on your financial statements. In addition, discuss the risk of relying on your financial statements, as you have indicated that you cannot conclude that the control deficiency that led to a portion of the restatement has been remediated.

RESPONSE: Apart from the amounts related to the Escravos project, the corrections / restatements to prior period financial results do not relate to or result from issues that we have identified as material weaknesses in internal controls. These entries were individually immaterial but were corrected in the reported financial statements at the same time as the Escravos adjustment. Therefore, we believe that it is inappropriate to include a risk factor related to these items.

With regard to the restatement of the Escravos project results in the first quarter of 2006, we believe that the risk factor included on page 16 of Amendment No. 3 adequately addresses the risk related to this identified material weakness. We do not believe that a risk currently exists that our financial statements cannot be relied upon. We believe the First Check Estimate (“FCE”, see response to comment number 4 for explanation), performed on the Escravos project in the second quarter, reduced to a remote level the risk that a material error existed in the Escravos project results. At the time the control deficiency was identified, steps were taken (as disclosed in the risk factor on page 16 of Amendment No. 3) to obtain assurance that we did not have similar control deficiencies in other major fixed price EPC projects. During the third quarter, additional project cost reviews were also performed to ensure that the cost estimates prior to the FCE on our Yemen LNG project, the only major fixed price EPC project which had not yet progressed to a point of a FCE, were reliable.

Remediation of the material weakness was substantially completed during the third quarter of 2006 (as described more fully in our response to comment number 4), and we expect during the fourth quarter to verify that the new personnel we have placed into the Escravos project are executing our processes according to policy. The FCE on the Yemen LNG project has begun and is expected to be completed in the fourth quarter, further validating our conclusion that the material weakness was isolated to the Escravos project. We expect these actions will provide further proof that the material weakness has been remediated by the end of the fourth quarter.

4.	Please describe in greater detail the material weakness. Please also explain how the weakness was discovered and how you will remediate the weakness.

RESPONSE: In response to the staff’s comment, we have added the following additional language under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 58 of Amendment No. 3:

“Material weakness in financial controls. In connection with the Escravos restatement described above, we identified a material weakness in our financial controls. During the second quarter of 2006, we discovered a large increase in our estimated costs on the Escravos project as a result of our completing a first check estimate (FCE) in June 2006. A FCE is a detailed process by which the project’s schedule and cost is re-estimated through its completion. We perform a FCE once sufficient engineering work has been completed allowing for a detailed cost re-estimate based on actual engineering drawings. The large increase in estimated costs identified on the Escravos project included the estimated costs for the plant scope changes resulting from the front-end engineering design validation, the impact of inflation on procurement costs due to schedule delays, and the costs of additional security needed due to the continued deterioration of civil conditions in Nigeria that had occurred.

As a result of the significant increase in estimated costs identified in our FCE, we performed a review to determine why these costs were not previously estimated and communicated. From this review, we learned that even though most of the cost increases could not be identified until the rescheduling and recosting exercise of the FCE, there were some cost increases that should have been recognized by existing procedures related to project deviations/changes which had been identified prior to March 31, 2006 but not included in the project cost estimate as of that date. Our policies require that all estimated costs attributed to project deviations/changes be included in the project cost estimate on a timely basis.

During the second quarter of 2006, we performed an additional review of our other significant fixed-price projects and found that the control policies and procedures which had not been followed on the Escravos project were being followed on these projects, providing us assurance that the control deficiency was isolated to the Escravos project. Further, we believe the FCE we prepared in the second quarter of 2006 mitigated the risk of any material errors in the Escravos project as of June 30, 2006.

We have taken appropriate personnel actions to upgrade project control personnel on the Escravos project and we have provided additional training to these new individuals concerning our company policies relating to project deviations/changes. We are also initiating control enhancements on the Escravos project, which will help identify any similar control deficiencies on a more timely basis in the future. These include expanded monthly project reviews for the Escravos project with increased focus on project deviations/changes.

We will not be able to conclude that the control deficiency related to the Escravos project has been completely remediated until we can reassess the Escravos project controls and the other control changes we are implementing. The reassessment is planned to take place before the end of 2006.”

The SEC and the DOJ are investigating the actions of agents in foreign . . . , page 18

5.	We note the disclosure in the third paragraph regarding the potential fines. To the extent practicable, please disclose the magnitude of these fines so that an investor may understand the risk. For example, you state that “. . . penalties could range up to the greater of $2 million per violation or twice the gross pecuniary gain . . .” It would appear that you could disclose the amount of your gain so that an investor could understand your potential aggregate liability. Please revise accordingly. In addition, please clarify, if true, that a fine based on the amount of your gain would be measured at the time of imposition of the fine and, therefore, would include the gain you currently generate.

RESPONSE: As the Staff may be aware, there has been no settlement agreement in this matter nor has there been any discussion beyond a preliminary exchange of ideas regarding a conceptual framework under which a settlement may someday be negotiated. Under these circumstances, we believe that the current disclosure fairly and best advises investors of the magnitude of the risk, that it is not practicable to quantify the magnitude of the liability and that any attempt to quantify the magnitude of the liability based on a theory of gain that has not been negotiated is potentially misleading. In support of our position, we observe the following:

•	Absent a settlement agreement, the amount of fines, penalties and disgorgement is unknowable. Neither Halliburton nor KBR has agreed with any government theories as to liability, much less the method of calculation of damages. The comment suggests that we disclose the amount of gain, which we believe to be misleading as there has been no agreement (or indeed any negotiation) as to whether Halliburton or KBR even had a gain or the method of calculating gain on the conduct under investigation.

•	We know of no other registration statement in which the issuer has disclosed the amount of a potential settlement absent some kind of settlement agreement. There are important policy reasons for this: it is simply unwise to require disclosure of the government’s initial negotiating position, if for no other reason than in almost every case it grossly overstates the ultimate settlement amount. It would also have the practical effect of letting disclosure considerations dictate settlement postures with a resulting chill on all settlements.

•	Investors are clearly advised that the liabilities arising out of the investigation could be material, which is the ultimate test of the significance or magnitude of quantified amounts. See the disclosures on page 20 of Amendment No. 3: “[T]he resolution or disposition of these matters, even after taking into account the indemnity from Halliburton with respect to our share of any liabilities for fines or other monetary penalties or direct monetary damages that may be assessed against us or our greater than 50% owned subsidiaries, could have a material adverse effect on our business, prospects, results of operations, financial condition and cash flow.”

•	Beyond express statements that the liabilities could be material, investors are apprised of the seriousness of the matter by the extremely detailed nature of the disclosure. The detail and comprehensive nature of the disclosure of the FCPA investigation is without peer and underscores to investors the seriousness of a matter that cannot be quantified. In addition, the fact that Halliburton’s regular and timely updates of its comprehensive disclosure is so well-followed in the press and the research analysts reports, with changes or updates to disclosure routinely noted on Internet blogs within 15 minutes of posting and further commented upon in the print media in the immediately next-following news cycle, confirms that investors well understand the seriousness of the risks of the investigation.

•	Finally, we have revised the language in the same paragraph of the disclosure referred to in the last sentence of the comment so that the first two sentences read: “If violations of the FCPA were found, a person or entity found in violation could be subject to fines, civil penalties of up to $500,000 per violation, equitable remedies, including disgorgement (if applicable) generally of profits, including prejudgment interest on such profits, causally connected to the violation, and injunctive relief. Criminal penalties could range up to the greater of $2 million per violation or twice the gross pecuniary gain or loss from the violation, which could be substantially greater than $2 million per violation.” We believe the addition to the second sentence, to the extent necessary, clarifies that the gain is measured by the violation. Any further discussion merely invites us to discuss negotiating postures advanced by the government, which we believe is inadvisable for the reasons discussed above. We also believe the addition to the first sentence, which provides additional information about the nature of the disgorgement remedy, further apprises investors of the materiality of the liability.

6.	We note that the disclosure in this risk factor and in the section entitled “FCPA Investigations” beginning on page 96 appears to indicate that the investigations involve activities that took place many years ago and do not involve any recent activities. In this regard, we note the disclosure in the second paragraph of this risk factor regarding certain activities “commencing at least 10 years ago” and “prior to 1998”. It is unclear from this language whether the investigations also involve more recent or current activities. Please revise to clarify.

RESPONSE: We have revised the disclosure in several places on pages 102, 103 and 104 of Amendment No. 3 to indicate more clearly that the investigation includes current projects, employees and agents.

Potential consequences arising out of the investigations into FCPA Matters . . . , page 19

7.	Please delete the fourth sentence of the first paragraph, as mitigating disclosure is not appropriate in risk factor disclosure.

RESPONSE: We have deleted the referenced sentence on page 21 of Amendment No. 3.

Dividend Policy, page 36

8.	Please disclose the purpose of the dividend you will pay to Halliburton.

RESPONSE: In our prior filing we disclosed our intention to pay a $300 million dividend to Halliburton prior to the completion of this offering. We no longer intend to pay any dividend to Halliburton and, accordingly, have revised the disclosure in Amendment No. 3 to eliminate any references to the previously contemplated dividend.

Unaudited Pro Forma Condensed Consolidated Financial Statements, page 39

9.	We note your response to comment 8 of our letter dated June 7, 2006. Your current disclosures do not indicate that you will be presenting pro forma per share data related to the dividend given that the dividend amount appears to exceed earnings in the current year. Please advise or revise, as necessary. See SAB Topic 1:B.3.

RESPONSE: As noted in our response to comment number 8, we no longer intend to pay any dividend to Halliburton.

10.	Please indicate on the face of each pro forma financial statement that amounts are presented in millions.

RESPONSE: We have revised the disclosure in Amendment No. 3 to indicate on the face of each pro forma financial statement that the amounts (other than per share amounts) presented are in millions.

Note 2. Pro Forma Adjustments and Assumptions

Pro Forma Income Statement, page 44

11.	We note your response to comment 9 of our letter dated June 7, 2006. Please show precisely how the amount of adjustment (f) was computed. You should disclose the amount of each debt being repaid multiplied by the corresponding interest rate to arrive at the amount of interest expense to be deducted in the pro forma adjustment. For debt that incurs interest at a variable rate, you should disclose whether you used the average variable rate that this debt would have incurred over the appropriate historical period for which you are giving pro forma effect or the rate as of a given date. If you used the rate as of a given date, please also disclose the date used. Please also disclose the interest rate used for each period and the indexed rate (LIBOR+x% or prime +x%). Make the appropriate revisions.

RESPONSE: In December 2005, we and Halliburton agreed to convert the balance of the amount owed by us to Halliburton into subordinated intercompany notes with an aggregate principal balance of $774 million with interest accruing at the fixed rate of 7.5% annually. Prior to the conversion, only a portion of the balance owed to Halliburton was interest bearing. In the second pre-effective amendment to our Registration Statement, we disclosed in the unaudited pro forma condensed consolidated financial statements on page 39 our previous intention to pay only a portion of our subordinated intercompany notes owed to Halliburton using the proceeds from this offering and available cash from other sources. We now intend to use the proceeds of the offering to repay the outstanding balance of the $774 million (we repaid $324 million of the balance on October 20, 2006) owed to Halliburton from the proceeds of this offering. Accordingly, we have revised this disclosure in our pro forma financial statements on pages 42 and 47 of Amendment No. 3 to disclose our intention to repay the full outstanding balance of the intercompany note with the proceeds of the offering and that we repaid $324 million in October 2006. As a result of our intentions to repay the remaining note balance from the proceeds of the offering, we will not incur future intercompany interest expense related to the subordinated intercompany notes. All of our historical intercompany interest expense was incurred on the intercompany balances and the subordinated intercompany notes. Therefore, the pro forma interest expense adjustments eliminate all intercompany interest expense to give effect to the repayment of our intercompany debt. Therefore, we believe additional information requested by the staff is no longer relevant.

We have revised the pro forma adjustment (f) on page 48 of Amendment No. 3 to disclose how the amount of the adjustment was computed.

12.	We note your response to comment 11 of our letter dated June 7, 2006. In addition to your current presentation of historical EPS and pro forma EPS on the face of the pro forma statements of operations, please provide a reconciliation in table format between the historical and pro forma weighted average shares used in computing basic and diluted EPS. Please provide this reconciliation in a note to your pro forma financial statements. Please also disclose any shares not included for anti-dilution reasons.

RESPONSE: We have revised the pro forma statements of operations on pages 45 and 46 of Amendment No. 3 to include only the pro forma earnings per share (“EPS”). A reconciliation of pro forma weighted average shares outstanding used in computing basic and diluted EPS is included in the notes to the pro forma financial statements on page 48 of Amendment No. 3.

Management’s Discussion and Analysis

Results of Operations

Six months ended June 30, 2006 compared to six months ended June 30, 2005, page 54

13.	In your discussion of revenue from your gas monetization projects, you state that except for the Escravos GTL project and the front-end engineering and design work performed on your Pearl project, which you consolidate, you account for these projects using the equity method of accounting. Please clarify whether the amounts included in your discussion regarding the Yemen and Skikda LNG Projects represent the equity in earnings amount recorded by you related to these projects or the total project revenue.

RESPONSE: We have revised our disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 60 of Amendment No. 3 to remove the sentence describing which of our gas monetization projects we consolidate because it did not accurately reflect all such projects.

In addition, we have added the following disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 59 of Amendment No. 3 and to Note 2. Basis of Presentation of our consolidated financial statements (“Note 2”) on page F-8 of Amendment No. 3 to further clarify our revenue:

“Our revenue includes both equity in the earnings of unconsolidated affiliates as well as revenue from the sales of services into the joint ventures. We often participate on larger projects as a joint venture partner and also provide services to the venture as a subcontractor. The amount included in our revenue represents our share of total project revenue, including equity in the earnings from joint ventures and revenue from services provided to joint ventures.”

Commitments and other contractual obligations, page 64

14.	Please revise footnote (b) to the table to disclose the total amount of debt that you will repay with the proceeds of your offering and available cash.

RESPONSE: We have revised footnote (b) to the table of commitments and other contractual obligations on page 69 of Amendment No. 3 to disclose that we repaid $324 million in aggregate principal amount of indebtedness owed under the subordinated intercompany notes in October 2006 and that we expect to repay in full the remaining indebtedness under the subordinated intercompany notes with the proceeds from our offering and, if needed, available cash.

Enforceability of Halliburton FCPA Indemnification, page 120

15.	We note the disclosure in the four bullet points. This disclosure appears to imply that the Halliburton FCPA indemnification will in fact be enforceable under SEC policies and interpretations. Please revise to remove this implication.

RESPONSE: We have revised the disclosure on page 129 of Amendment No. 3 to eliminate any such implication. We have revised the disclosure to clearly state that “Our indemnification from Halliburton for FCPA Matters may not be enforceable as a result of being against governmental policy.”

16.	Please remove the statement that “[c]ourts have approved several SEC settlement agreements implementing processes similar to the proposed Halliburton indemnification”. The terms of any SEC settlement relate only to the specific to the facts and circumstances in issue. You should not imply that your indemnification bears any similarity to any agreement that is the subject of an SEC settlement, or that your facts and circumstances would lead to a similar settlement.

RESPONSE: We have removed the referenced sentence and replaced it with a sentence on page 129 of Amendment No. 3 stating that “However, the SEC and/or the DOJ or a court of competent jurisdiction may not agree that the indemnification from Halliburton is enforceable.”

Financial Statements

General

17.	Page 39 indicates that a stock split will occur immediately prior to this offering. Please revise your financial statements and your disclosures throughout the filing to give retroactive effect to the expected stock split. Doing this in the next amendment will save us substantial review time in future amendments. If your auditors believe that only a “draft” report can be presented, due to a pending future event such as the stock split, they must include in the filing a signed and dated preface to their “draft” report stating the reason for the “draft” report and that they expect to be in a position to issue the report in the form presented prior to effectiveness. The signed, dated, and unrestricted auditor’s report must be included in the filing prior to effectiveness. See Rule 2-02 of Regulation S-X.

RESPONSE: We have given retroactive effect to the 135,627-to-1 expected stock split in our capitalization discussion on page 39, our dilution discussion beginning on page 40, our unaudited pro forma condensed consolidated financial statements beginning on page 42 and the summary consolidated financial data on page 8 of Amendment No. 3. We believe that giving retroactive effect to the stock split and the contribution of KBR Holdings, LLC to KBR, Inc. in the capitalization table, dilution discussion, and unaudited pro forma consolidated financial statements should help facilitate the staff’s review.

In the summary consolidated financial data disclosure on page 8 of Amendment No. 3, we also disclose that, at or before the closing of this offering, KBR, Inc. will own KBR Holdings, LLC. We believe that it is not practicable for business reasons to contribute KBR Holdings, LLC to KBR, Inc. prior to pricing. However, the resulting legend-type audit report from the retroactive inclusion of these two transactions in the historic consolidated financial statements of KBR Holdings, LLC is not desirable from the standpoint of either the company or the company’s underwriters represented in the preliminary prospectus. We have therefore chosen not to give retroactive application of the contribution of KBR Holdings, LLC to KBR, Inc. nor to give retroactive effect of the 135,627-to-1 stock split in the historic consolidated financial statements of KBR Holdings, LLC.

Consolidated Statements of Operations, page F-3

18.	We note your response to prior comment 18. It remains unclear how you determined it was appropriate to include equity in earnings (losses) of unconsolidated affiliates in revenues. Please revise your financial statements for each period to exclude these amounts from your determination of total revenue.

RESPONSE: As previously noted in our response to comment number 18 in our letter dated September 22, 2006, we bid and execute projects through our participation in our joint ventures. We customarily enter into joint ventures or other unconsolidated entities so that we can actively share risks, expertise and resources in providing normal services to customers. Even for those joint ventures in which we are not the primary beneficiary, we dedicate significant management and technical resources and participate as both a partner as well as a subcontractor to the ventures. Said another way, our project results include both services revenue as normally defined and equity earnings from the venture executing the overall project. As such, we believe our joint ventures are integral and core to our operations and that there is little distinction between equity earnings and revenue with regard to specific projects. Further, the amounts do not impact revenue trends for any period presented and we do not believe it would be beneficial to readers of the financial statements to develop a new caption area within operating income in our statement of operations for these equity investments. In addition, we do not believe this presentation is in any way misleading to the reader of the financial statements and there is no specific guidance in Regulation S-X, Rule 5-03 that would preclude our presentation. Based upon these facts, we do not believe a reclassification of these amounts should be required.

In response to the staff’s comment, we have included the following additional disclosure in Note 2 on page F-8 of Amendment No. 3:

“Our revenue includes both equity in the earnings of unconsolidated affiliates as well as revenue from the sales of services into the joint ventures. We often participate on larger projects as a joint venture partner and also provide services to the venture as a subcontractor. The amount included in our revenue represents our share of total project revenue, including equity in the earnings from joint ventures and revenue from services provided to the joint ventures.”

Notes to Financial Statements

Note 4. Correction of prior period results, page F-13

19.	In regards to your consolidated 50%-owned GTL project you state you determined that approximately $16 million of the $148 million charge was based on information available to you but not reported as of March 31, 2006. In light of this, it is unclear why you did not restate your financial statements for the quarter ended March 31, 2006 to record the entire $16 million charge. Given that the remaining $7 million charge recorded in the quarter ended June 30, 2006 represents approximately 12% of your income from continuing operations before income taxes and minority interest as previously reported, please further advise how you determined the amounts related to the remaining charge were not material to 2006.

RESPONSE: As discussed in Note 4. Correction of prior period results to our consolidated financial statements (“Note 4”) beginning on page F-13 of Amendment No. 3, we determined that approximately $16 million of the total $148 million charge should have been recorded in a period prior to the second quarter of 2006. Of this $16 million charge, $9 million should have been recorded in the first quarter of 2006 and $7 million should have been recorded in the fourth quarter of 2005. Consequently, following the guidance provided by Staff Accounting Bulletin No. 99, Materiality, we did not include this $7 million in the correction of the quarter ended March 31, 2006.

We assessed the quantitative impact of this $7 million to both the period it related (2005) and the period it was recorded (2006). The impact of this $7 million error, net of minority interest and income tax, represents approximately 1.1% of income from continuing operations for the year ended December 31, 2005, and approximately 7.8% of income from continuing operations for the six months ended June 30, 2006. Income from continuing operations for the six months ended June 30, 2006 was significantly reduced due to the Escravos charge recorded in the six-month period reflecting our consolidation of the Escravos project. We only own 50% of the Escravos project. Accordingly, this error was only $2 million net of minority interest and income tax, is a large percentage of income from continuing operations for the six months ended June 30, 2006. We concluded that the impact of the $7 million error was quantitatively not material to our 2005 reported results of income from continuing operations. Although the impact of the $7 million error is a large percentage of income from continuing operations for the six months ended June 30, 2006, we also evaluated the impact to our forecasted operating income for the year ended December 31, 2006, in accordance with APB 28, Interim Financial Statements. The impact of the $7 million error, net of minority interest and income tax, represents approximately 1.5% for our forecasted income from continuing operations for the year ended December 31, 2006 and therefore we concluded that the impact of the $7 million was quantitatively not material to our forecasted income from continuing operations for the year ended December 31, 2006.

In assessing whether the impact of the $7 million error was material to any of the respective periods, we also considered certain qualitative factors, including:

•	The misstatement arose from an estimate. The misstatement arose from an estimate of costs to be incurred on a four-year project with total project revenue of $1.9 billion. Therefore, the estimate of the effect attributed to Q4 2005 is not a precise error.

•	The misstatements did not mask a change in earnings in any period presented nor did they mask any trends. Through our Escravos disclosure, we believe the readers of our financial statements are able to obtain a thorough understanding of the nature and financial impact of the Escravos charge. In addition, the bulk of the Escravos charge was recorded in the correct period, with relatively insignificant unadjusted amounts attributable to prior periods. Further, we believe it is clear from our footnotes and MD&A disclosure that we have a significant project loss for a project that will take years to complete. Consequently, additional operating losses of $7 million, before minority interest and tax, do not mask a trend or otherwise materially misstate the results.

•	The misstatement does not hide a failure to meet analysts’ consensus expectations for the enterprise. There are no quarter or annual analyst concerns that exists for KBR or for the E&C unit as KBR is not a public company at this time.

•	The misstatements did not change a loss into income or vice versa. The out of period adjustments recorded in Q2 2006 do not change a loss into income or income into loss in Q2 2006 or in any of the periods for which the adjustments relate.

•	The misstatements did not affect our compliance with regulatory requirements, loan covenants or other contractual requirements. The ratio calculations supporting our bank covenants are based on a rolling twelve-month EBITDA calculation. Correcting these adjustments in prior periods has no impact on the ratio calculations.

•	The misstatements did not involve concealment of an unlawful transaction. The Escravos charge was primarily attributable to increases in the overall estimated cost to complete the project and had nothing to do with the legality of any transaction.

Based on the quantitative and qualitative factors considered, we concluded that the impact of the $7 million error, net of minority interest and income tax, was not material to either our 2005 or 2006 consolidated financial statements and therefore recorded this charge in the three months ended June 30, 2006.

20.	Please clearly show the impact of the restatements by disclosing previously reported and restated amounts for each restated financial statement line item as well as for income (loss) from continuing operations before income taxes and minority interest and income (loss) from continuing operations.

RESPONSE: We have revised Note 4 beginning on page F-13 of Amendment No. 3 to include tables disclosing previously reported and restated amounts, for the three months ended March 31, 2006, and the years ended December 31, 2005 and 2004, for each restated financial statement line item as well as income (loss) from continuing operations before income taxes and minority interest and income (loss) from continuing operations, as appropriate.

21.	You state that the $148 million charge related to your 50%-owned GTL project was primarily attributable to increases in the overall estimated cost to complete the project. Please disclose the type of costs and corresponding amounts that compose the $148 million charge. For each type of cost, please disclose the specific facts and circumstances that led you to determine that these costs have increased from your original estimates. Refer to paragraph 84 of SOP 81-1. Please tell us how you identified these additional costs during the first six months of 2006; tell us the specific information that became available to you during this time that resulted in your determination that an additional charge needed to be recorded.

RESPONSE: While we believe that the discussion in the “Unapproved change orders” disclosures in Note 5. Percentage-of-Completion Contracts to our consolidated financial statements beginning on page F-15 of Amendment No. 3 adequately addresses the facts and circumstances that caused the estimated future cost increases on this four-plus-year project, we supplementally inform the staff that the total increase in estimated cost was $400 million. This cost increase was caused by schedule delays related to civil unrest and security on the Escravos River, changes in the scope of the overall project, engineering and construction changes due to necessary front-end engineering design changes and increases in procurement cost due to project delays. As more fully discussed in our response to comment 4, the increased costs were identified as a result of our FCE that was completed during June 2006.

The increase in the estimated future project costs was partially offset by estimated revenues associated with unapproved change orders of $200 million and unrecognized profit of $52 million resulting in a $148 million loss on the project.

Please contact Darrell Taylor at (713) 229-1313 or Chris Arntzen at (713) 229-1344 of Baker Botts L.L.P. with any questions or comments.